DIREXION SHARES ETF TRUST
DIREXION AUSPICE BROAD COMMODITY STRATEGY ETF (COM)
DIREXION FALLEN KNIVES ETF (NIFE)
DIREXION HYDROGEN ETF (HJEN)
DIREXION LOW PRICED STOCK ETF (LOPX)
DIREXION MOONSHOT INNOVATORS ETF (MOON)
DIREXION mRNA ETF (MSGR)
DIREXION NANOTECHNOLOGY ETF (TYNE)
DIREXION NASDAQ-100® EQUAL WEIGHTED INDEX SHARES (QQQE)
DIREXION SELECT LARGE CAPS & FANGS ETF
DIREXION WORK FROM HOME ETF (WFH)
DIREXION WORLD WITHOUT WASTE ETF (WWOW)
(each, a “Fund”)

Supplement dated December 30, 2021 to the
Summary Prospectuses, Prospectuses and Statements of Additional Information (“SAI”), as last supplemented

On or about February 28, 2022, the first sentence in the Principal Investment Strategy section of each Fund’s summary and statutory prospectus is deleted in its entirety and replaced with the following:
The Fund, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in the securities that comprise the Index or investments with economic characteristics similar to the securities included in the Index.
Additionally, the first sentence in the Investment Policies and Techniques section of each Fund’s SAI is deleted in its entirety and replaced with the following:
Each Fund generally invests at least 80% of its net assets (plus any borrowings for investment purposes) in the securities of its underlying index or investments with economic characteristics similar to the securities included in its underlying index.
For more information, please contact the Fund at (866) 476-7523.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI.